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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-03781, 333-32933 and 333-51349) and Form S-8 (No. 333-09869),
of our report dated February 26, 2003, with respect to the consolidated financial statements and schedule of Southern Energy Homes, Inc. included in this Annual Report (Form 10K) for the year ended January 3, 2003.



                                       /s/ ERNST & YOUNG LLP


Birmingham, Alabama
March 31, 2003